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                          [PHOTO OF WOMAN AND 3 KIDS]

                                                                         [LOGO]
THE STRONG INTERNATIONAL STOCK FUND II

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INVESTMENT REVIEW

     The Strong International Stock Fund II ...............................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities ................................4

     Statement of Assets and Liabilities ..................................6

     Statement of Operations ..............................................7

     Statements of Changes in Net Assets ..................................8

     Notes to Financial Statements ........................................9

FINANCIAL HIGHLIGHTS .....................................................11

REPORT OF INDEPENDENT ACCOUNTANTS ........................................11

ANNUAL REPORT - DECEMBER 31, 1999

THE STRONG INTERNATIONAL STOCK FUND II

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   PERSPECTIVES FROM THE MANAGER

   /s/  David Lui
   David Lui
   Portfolio Manager
 ------------------------------------------------------------------------------

The biggest concern facing an international fund manager is determining which region will provide the highest return in the new millennium. We will give our views by region as follows:

Is Japan out of the woods? We are inclined to answer yes. The Japanese politicians apparently realized that it is now or never. After a huge stimulus package of $100 billion at the end of 1998, another $100 billion package was prepared for November 1999. The wave of industrial restructuring started to snowball in March 1999. By October, even the financial sector joined in. This helped boost the Fund's performance, given that we had invested in this sector previously. Individual investors in Japan who were burned badly in the 1990s are slowly tiptoeing back into the market, another bullish sign. I believe the only stumbling block may come from a rising yen, which would put a damper on the powerful export sector in Japan.

Neither a weak Euro nor a 50-basis-point cut in interest rates succeeded in boosting European stock markets in 1999. The bad news is that the Euro has bottomed and interest rates are more likely to rise in the new year. For the first time in three years, I have become lukewarm on Europe. Mergers and acquisitions will most likely continue. They may even begin to cross borders. Unfortunately, these activities are played out in European style--that is, they are drawn out by bureaucracies and rigged by nationalism. Sad to say, the positive benefits of the Euro may become permanently subdued.

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[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned 87.20% for the year ended December 31, 1999, while the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") returned 26.96%.*

- Having a market weighting in Japan was advantageous as most other international funds were underweighted in that country.

- The Fund overweighted positions in Japanese financial stocks, which netted handsome returns as that country's financial sector began to consolidate in preparation for deregulation and foreign competition.

- We stayed fully invested even in the face of increased volatility in the second half of the year, which benefited the Fund's performance.

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[SIDENOTE]

                        AVERAGE ANNUAL TOTAL RETURNS(1)

                                 As of 12-31-99

                                  1-year 87.20%

                                  3-year 15.52%

                             Since Inception 14.20%
                                 (on 10-20-95)

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[SIDENOTE]
                        FIVE LARGEST HOLDINGS BY COUNTRY

                                 As of 12-31-99

                           Country     % of Net Assets

                           Japan                 20.8%

                           United Kingdom        16.6%

                           France                15.2%

                           Canada                10.2%

                           Hong Kong              9.5%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

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[SIDENOTE]

    ECONOMIC COMPETITION WILL ONLY CREATE MORE OPPORTUNITIES ON THIS PLANET.

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(1) The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

What about Asia outside Japan? For the first time in three years, I am becoming positive on Hong Kong. An end to U.S. interest-rate increases would bode well for the market. I believe the only major threat to the Hong Kong stock market is a renminbi devaluation. As for the rest of Asia, I will stay away until those governments implement structural changes to strengthen their economies and to preclude a relapse of the 1997 meltdown.

As I bid farewell to 2,000 years of human history, I can't help but think that human beings are smart enough to fight one another economically rather than physically. Economic competition will only create more opportunities on this planet. If the threat of large-scale war can be buried, we will truly be entering a phase of sustained economic growth, as the major countries will be preoccupied with producing the highest-quality products for the lowest cost.

We remain optimistic about the future and the strategy of the Strong International Stock Fund II. Thank you for your continued confidence in us.

                 GROWTH OF AN ASSUMED $10,000 INVESTMENT
                        FROM 10-20-95 TO 12-31-99

                         [EDGAR RERESENTATION OF GRAPH]

           THE STRONG                     Lipper
          INTERNATIONAL   MSCI EAFE    International
          STOCK FUND II     Index*      Funds Index*
          -------------   ---------    -------------
 09-95       $10,000       $10,000       $10,000
 12-95       $10,261       $10,491       $10,321
 06-96       $11,642       $10,965       $11,216
 12-96       $11,327       $11,126       $11,810
 06-97       $12,307       $12,373       $13,457
 12-97       $ 9,795       $11,324       $12,666
 06-98       $10,464       $13,127       $14,668
 12-98       $ 9,327       $13,588       $14,269
 06-99       $10,378       $14,127       $15,254
 12-99       $17,461       $17,252       $19,668


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of October 1995.


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[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG INTERNATIONAL STOCK FUND II SEARCHES OUTSIDE THE U.S. FOR STOCKS THAT APPEAR TO HAVE STRONG GROWTH POTENTIAL RELATIVE TO THEIR RISK. THE MANAGER'S THREE-STEP INVESTMENT PROCESS INVOLVES COUNTRY ALLOCATION, INTENSIVE RESEARCH, AND CURRENCY MANAGEMENT. HE EXAMINES THE ECONOMIC OUTLOOK OF INDIVIDUAL COUNTRIES TO DECIDE HOW MUCH OF THE FUND'S ASSETS--IF ANY--TO INVEST IN EACH ONE. THEN HE CHOOSES INDIVIDUAL STOCKS BASED ON RIGOROUS ANALYSIS INCORPORATING INTERVIEWS WITH A COMPANY'S LEADERSHIP.

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[SIDENOTE]
MARKET
HIGHLIGHTS

- Europe in general was an underperformer relative to the rest of the world's markets.

- Japan was revived in March by blue-chip companies' restructuring plans. As the yen started rising in mid-July, however, it brought the rally to a halt. The rest of Asia moved largely in concert with Japan.

- High-technology and telecommunications stocks, regardless of country, were the darlings of investors in 1999. Their significantly above-market returns fully justified their relatively higher volatility.

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*The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.
                                                                               3


SCHEDULE OF INVESTMENTS IN SECURITIES                         December 31, 1999
-------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND II
                                                     Shares or
                                                     Principal         Value
                                                      Amount          (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 109.6%
AUSTRALIA 0.3%
TABCORP Holdings, Ltd.                                44,800       $   303,347

British Virgin Islands 1.1%
OpenTV Corporation (b)                                17,500         1,404,375

CANADA 10.2%
Celestica, Inc. (b)                                   49,000         2,719,500
Nortel Networks Corporation (c)                       69,500         7,019,500
Rogers Communications, Inc. Class B (b)               71,600         1,749,727
Shaw Communications, Inc. Class B                     38,000         1,253,513
                                                                   -----------
                                                                    12,742,240
EGYPT 0.0%
Suez Cement                                              105             1,752

FINLAND 5.4%
Nokia Oyj (c)                                         37,600         6,808,608

FRANCE 15.2%
Banque Nationale de Paris                             14,500         1,336,169
Lagardere S.C.A.                                       35,400         1,923,070
NRJ SA                                                 1,900         1,306,442
Pinault-Printemps-Redoute SA                           6,900         1,818,647
Societe Generale                                       5,195         1,207,245
Societe Television Francaise                           7,600         3,975,712
Sodexho Alliance SA                                    6,400         1,131,227
STMicroelectonics (c)                                 41,200         6,333,132
                                                                   -----------
                                                                    19,031,644
GERMANY 2.8%
Bayerische Motoren Werke AG                           22,184           676,208
Mannesmann AG (c)                                     11,900         2,867,150
                                                                   -----------
                                                                     3,543,358
GREECE 0.1%
National Bank of Greece SA                             1,180            86,916

Hong Kong 9.5%
Henderson Land Development Company, Ltd.             304,000         1,951,576
Hutchison Whampoa, Ltd.                               95,000         1,381,063
Johnson Electric Holdings, Ltd.                      246,500         1,582,446
Li & Fung, Ltd.                                      720,000         1,806,252
New World Development Company, Ltd.                  796,000         1,792,101
Pacific Century CyberWorks, Ltd. (b)                 558,000         1,299,344
Sun Hung Kai Properties, Ltd.                        198,000         2,063,296
                                                                   -----------
                                                                    11,876,078
INDIA 6.6%
Infosys Technologies, Ltd.                            14,518         4,845,314
Satyam Infoway, Ltd. ADR (b)                          18,200         2,821,000
UTI-Mastergrowth 93 Fund                              15,100             6,978
Wipro, Ltd.                                           10,265           613,800
                                                                   -----------
                                                                     8,287,092
ITALY 6.2%
Bipop-Carire Spa (c)                                  42,300         3,736,649
Mediaset Spa                                          77,700         1,199,226
Mediolanum Spa                                       179,200         2,391,531
Telecom Italia Mobile Spa                             42,100           468,462
                                                                   -----------
                                                                     7,795,868
JAPAN 20.8%
Advantest Corporation                                  7,000         1,849,135
The Bank of Tokyo - Mitsubishi                        52,000           724,469
Daiwa Securities Group, Inc.                         185,000         2,894,188
Fuji Bank, Ltd.                                       95,000           922,953
Fuji Television Network, Inc.                            112         1,534,096
Hoya Corporation                                       9,000           708,835
Keyence Corporation                                    3,300         1,339,888
Matsushita Communication Industrial Company, Ltd.      7,000       $ 1,849,134
NTT Data Corporation                                      79         1,816,358
NTT Mobile Communication Network, Inc.                    57         2,191,664
Nintendo Company, Ltd.                                 3,900           642,178
Nippon Television Network Corporation                  1,170         1,373,643
Rohm Company, Ltd. (c)                                 4,000         1,643,675
Sakura Bank, Ltd.                                    168,000           973,055
Taisho Pharmaceutical Company, Ltd.                   18,600           545,935
Takeda Chemical Industries                            16,000           790,529
Tokyo Electron, Ltd.                                  17,000         2,328,539
Tokyo Seimitsu Company, Ltd.                          12,300         1,985,618
                                                                   ------------
                                                                    26,113,892
MEXICO 0.3%
Fomento Economico Mexicano SA de
  CV Sponsored ADR                                     9,100           404,950

NETHERLANDS 4.6%
ASM Lithography Holding NV (b)                        39,000         4,327,510
ASM Lithography Holding NV ADR (b)                     5,800           659,750
Vendex NV                                             11,700           310,733
Verenigde Nederlandse Uitgeversbedrijven NV            8,900           467,188
                                                                    -----------
                                                                      5,765,181
PORTUGAL 0.1%
PT MULTIMEDIA - Servicos de
  Telecomunicacoes e Multimedia SGPS SA (b) (d)        2,000            113,618

SINGAPORE 2.7%
City Developments, Ltd.                               63,000            369,141
DBS Group Holdings, Ltd.                             108,335          1,777,371
Singapore Press Holdings, Ltd.                        54,900          1,191,040
                                                                    -----------
                                                                      3,337,552
SPAIN 1.3%
Banco Santander Central Hispano SA                    75,326            851,744
Jazztel PLC ADR (b)                                    4,100            267,013
Terra Networks SA (b)                                  9,500            518,467
                                                                    -----------
                                                                      1,637,224
SWEDEN 1.6%
Skandia Forsakrings AB                                65,700          1,983,938

SWITZERLAND 1.6%
Adecco SA                                              2,161          1,685,096
Zurich Allied AG                                         650            371,148
                                                                    -----------
                                                                      2,056,244
TAIWAN 1.5%
Taiwan Semiconductor Manufacturing
  Company, Ltd. Sponsored ADR (b)                     41,500          1,867,500

UNITED KINGDOM 16.6%
Dixons Group PLC                                     173,500          4,178,932
Energis PLC (b) (c)                                   86,600          4,166,103
GKN PLC                                               44,000            693,950
Hays PLC                                             118,700          1,893,210
Lloyds TSB Group PLC                                 107,000          1,340,529
Misys PLC                                            155,800          2,432,013
Thus PLC (b) (d)                                     134,700            845,416
Vodafone AirTouch PLC                                395,000          1,959,985
WPP Group PLC                                        207,400          3,291,159
                                                                    -----------
                                                                     20,801,297
UNITED STATES 1.1%
Global TeleSystems Group, Inc. (b)                    34,300          1,187,638
Infonet Services Corporation (b)                       6,700            175,875
                                                                    -----------
                                                                      1,363,513
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Total Common Stocks (Cost $82,935,726)                              137,326,187
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND II (Continued)
-------------------------------------------------------------------------------
                                                     Shares or
                                                     Principal          Value
                                                      Amount           (Note 2)
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 1.3%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call
  Deposit, 4.50%                                    $  35,000     $     35,000

GOVERNMENT & AGENCY ISSUES 1.3%
UNITED STATES
United States Treasury Bills, Due 2/17/00 (c)       1,650,000        1,639,770

--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,674,533)                       1,674,770
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Investments in Securities (Cost $84,610,259) 110.9%          139,000,957
Other Assets and Liabilities, Net (10.9%)                          (13,684,365)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $125,316,592
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                             Underlying Face
                               Expiration         Amount            Unrealized
                                  Date           at Value          Appreciation
--------------------------------------------------------------------------------
Purchased:
127 Hang Seng Index Futures       1/00         $13,862,417             $318,561
 69 Topix Index Futures           3/00          11,541,009              589,821


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                               Settlement          Value            Unrealized
                                  Date             in USD          Depreciation
--------------------------------------------------------------------------------
Sold:
240,000,000 JPY                 1/25/00         $2,358,491              $56,995


CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
JPY    Japanese Yen


LEGEND
--------------------------------------------------------------------------------
(a)short-term investments include any security which has a maturity of less than one year.
(b)Non-income producing security.
(c)All or a portion of security pledged to cover margin requirements for futures contracts.
(d)Restricted security.


Percentages are stated as a percent of net assets.

                                                                               5
                       See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------
December 31, 1999
                                                                               Strong International
                                                                                   Stock Fund II
                                                                               --------------------
ASSETS:
   Investments in Securities, at Value (Cost of $84,610,259)                       $139,000,957
   Dividends and Interest Receivable                                                     36,619
   Other Assets                                                                           4,187
                                                                                   ------------
   Total Assets                                                                     139,041,763

LIABILITIES:
   Payable for Securities and Forward
      Foreign Currency Contracts Purchased                                            4,793,275
   Short-Term Borrowings on Line of Credit                                            8,900,000
   Accrued Operating Expenses and Other Liabilities                                      31,896
                                                                                   ------------
   Total Liabilities                                                                 13,725,171
                                                                                   ------------
NET ASSETS                                                                         $125,316,592
                                                                                   ============
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                                   $ 87,985,633
   Accumulated Net Realized Loss                                                    (17,909,038)
   Net Unrealized Appreciation                                                       55,239,997
                                                                                   ------------
   Net Assets                                                                      $125,316,592
                                                                                   ============

Capital Shares Outstanding (Unlimited Number Authorized)                              7,655,039
NET ASSET VALUE PER SHARE                                                                $16.37
                                                                                   ============

6
                       See Notes to Financial Statements.


STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------
For the Year Ended December 31, 1999
                                                                               Strong International
                                                                                   Stock Fund II
                                                                                   ------------
INCOME:
   Dividends (net of foreign withholding taxes of $37,879)                         $    381,110
   Interest                                                                             180,779
                                                                                   ------------
   Total Income                                                                         561,889

EXPENSES:
   Investment Advisory Fees                                                             580,864
   Custodian Fees                                                                        70,870
   Shareholder Servicing Costs                                                           71,403
   Other                                                                                 31,565
                                                                                   ------------
   Total Expenses before Fees Paid Indirectly by Advisor                                754,702
   Fees Paid Indirectly by Advisor (Note 3)                                             (79,332)
                                                                                   ------------
   Expenses, Net                                                                        675,370
                                                                                   ------------
NET INVESTMENT LOSS                                                                    (113,481)

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                                      (845,079)
      Futures and Forward Foreign Currency Contracts                                  1,575,754
      Foreign Currencies                                                                 19,308
                                                                                   ------------
      Net Realized Gain                                                                 749,983
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                    49,377,123
      Futures and Forward Foreign Currency Contracts                                    851,388
      Foreign Currencies                                                                 (4,691)
                                                                                   ------------
   Net Change in Unrealized Appreciation/Depreciation                                50,223,820
                                                                                   ------------
NET GAIN ON INVESTMENTS                                                              50,973,803
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $50,860,322
                                                                                   ============

                                                                               7
                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
                                                                                  Strong International
                                                                                      Stock Fund II
                                                                             ---------------------------------
                                                                              Year Ended          Year Ended
                                                                             Dec. 31, 1999       Dec. 31, 1998
                                                                             -------------       -------------
OPERATIONS:
   Net Investment Income (Loss)                                                 ($113,481)          $ 169,346
   Net Realized Gain (Loss)                                                       749,983         (13,833,706)
   Net Change in Unrealized Appreciation/Depreciation                          50,223,820          11,702,258
                                                                             -------------        ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations             50,860,322          (1,962,102)

DISTRIBUTIONS FROM NET INVESTMENT INCOME:                                      (177,022)            (642,787)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                                  209,610,228          62,818,720
   Proceeds from Reinvestment of Distributions                                    177,022             642,787
   Payment for Shares Redeemed                                               (182,434,715)        (73,396,714)
                                                                             -------------        ------------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions       27,352,535          (9,935,207)
                                                                             -------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        78,035,835         (12,540,096)

NET ASSETS:
   Beginning of Year                                                           47,280,757          59,820,853
                                                                             -------------        ------------
   End of Year                                                               $125,316,592         $47,280,757
                                                                             =============        ============

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                        19,257,000           6,670,162
   Issued in Reinvestment of Distributions                                         19,869              63,075
   Redeemed                                                                   (17,009,003)         (7,763,041)
                                                                             -------------        ------------
   Net Increase (Decrease) in Shares of the Fund                                2,267,866          (1,029,804)
                                                                             =============        ============

8
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1999

1.   Organization
     Strong International Stock Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1999, approximately 89% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the latest bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value. The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. All of the restricted securities held by the Fund are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders-- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments, due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.
                                                                               9

-------------------------------------------------------------------------------
December 31, 1999

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (J) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   Related Party Transactions
     Strong Capital Management, Inc. (The "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market fund sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 1999, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the year then ended, were $10,331, $71,404 and $1,500, respectively.

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total net assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC (6.0625% for borrowings outstanding as of December 31, 1999). A commitment fee of .08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. During the year ended December 31, 1999, the Fund had an outstanding average daily balance of $221,096 under the LOC. The maximum amount outstanding during that period was $8,900,000. Interest expense amounted to $10,906 for the year ended December 31, 1999. At December 31, 1999, the Fund had a loan payable balance of $8,900,000.

5.   Investment Transactions
     The aggregate purchases and sales of long-term securities, other than government securities, for the year ended December 31, 1999 were $88,719,047 and $46,844,523, respectively. There were no purchases or sales of long-term government securities during the year ended December 31, 1999.

6.   Income Tax Information
     At December 31, 1999, the cost of investments in securities for federal income tax purposes was $86,042,657. Net unrealized appreciation of securities was $52,958,300, consisting of gross unrealized appreciation and depreciation of $54,065,837 and $1,107,537, respectively. The Fund had a capital loss carryover of $15,488,899 which expires in 2006. The Fund utilized $1,372,143 of its capital loss carryover during the year ended December 31, 1999.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1999 which is designated as qualifying for the dividends-received deduction is 0.0% (unaudited).
10

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND II
-------------------------------------------------------------------------------

                                                                                 Year Ended
                                                               ----------------------------------------------------
                                                                  Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31,
Selected Per-Share Data (a)                                         1999     1998     1997     1996    1995(b)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $8.78    $9.32    $11.23   $10.22   $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.01)    0.03      0.06     0.03     0.01
   Net Realized and Unrealized Gains (Losses) on Investments        7.64    (0.46)    (1.50)    1.03     0.25
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 7.63    (0.43)    (1.44)    1.06     0.26
Less Distributions:
   From Net Investment Income                                      (0.04)   (0.11)    (0.06)   (0.03)   (0.01)
   In Excess of Net Investment Income                                  -        -     (0.12)   (0.02)   (0.03)
   From Net Realized Gains                                             -        -     (0.29)       -        -
-------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.04)   (0.11)    (0.47)   (0.05)   (0.04)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $16.37    $8.78     $9.32   $11.23   $10.22
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                                    +87.2%    -4.8%    -13.5%   +10.4%     +2.6%
  Net Assets, End of Period (In Millions)                          $125       $47       $60      $75        $2
  Ratio of Expenses to Average Net Assets without Fees Paid
  Indirectly by Advisor                                            1.3%      1.6%      1.5%     1.9%     2.0%*
  Ratio of Expenses to Average Net Assets                          1.2%      1.6%      1.5%     1.9%     2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets     (0.2%)     0.3%      0.6%     0.4%     1.0%*
  Portfolio Turnover Rate                                         80.8%    255.2%    169.2%   126.0%     26.9%

   * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the period from October 10, 1997 (inception) to December 31, 1997.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Board of Directors of Strong Variable Insurance Funds, Inc.
and the Shareholders of Strong International Stock Fund II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the position of Strong International Stock Fund II (the "Fund") (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2000

                                                                              11